                           SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                               (Amendment No.  )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     WAVE TECHNOLOGIES INTERNATIONAL, INC.
- - --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- - --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2),
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     5) Total fee Paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     -----------------------------

     2) Form, Schedule or Registration Statement No.:

     -----------------------------

     3) Filing Party:

     -----------------------------

     4) Date Filed:

     -----------------------------

                     WAVE TECHNOLOGIES INTERNATIONAL, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 4, 1996



TO THE SHAREHOLDERS OF
 WAVE TECHNOLOGIES INTERNATIONAL, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Wave Technologies International, Inc. (the "Company") will be held at the St. Louis Club (Lewis & Clark Room, 16th Floor), located at 7701 Forsyth Boulevard, St. Louis, Missouri on Wednesday, September 4, 1996, at 10:00 a.m., for the following purposes:

          1. To elect two directors to serve until the Annual Meeting of Shareholders in 1999.

          2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record on the books of the Company at the close of business on July 22, 1996 will be entitled to notice of, and to vote at, the meeting.

     Shareholders are cordially invited to attend the meeting in person. Every shareholder (whether you own one or more shares and whether or not you intend to attend the meeting in person) is urged to sign, date and return promptly the enclosed Proxy. Your compliance with this request will enable the Company to avoid unnecessary expenses and delay. A return envelope requiring no postage if mailed in the United States is enclosed for your convenience in replying.


                                       By Order of the Board of Directors
                                              Kenneth W. Kousky
                                                   Chairman of the Board,
                                                   President and Chief Executive
                                                   Officer

August 1, 1996

                     WAVE TECHNOLOGIES INTERNATIONAL, INC.

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON SEPTEMBER 4, 1996


     This statement is furnished to shareholders of Wave Technologies International, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders. That meeting will be held at the St. Louis Club (Lewis & Clark Room, 16th Floor), located at 7701 Forsyth Boulevard, St. Louis, Missouri on September 4, 1996 at 10:00 a.m., central time. Shareholders of record at the close of business on July 22, 1996, will be entitled to notice of and to vote at such meeting and at all adjournments thereof.

     Shareholders who execute proxies may revoke them at any time before they are voted by giving written notice of such revocation to the Secretary of the Company. When a proxy is received, properly executed, prior to the meeting, the shares represented thereby will be voted at the meeting in accordance with the terms of that proxy.

     The complete mailing address of the Company's principal executive offices is:

               10845 Olive Boulevard
               Suite 250
               St. Louis, Missouri 63141

     The approximate date on which this Proxy Statement and the form of Proxy were first sent or given to the shareholders of the Company was August 1, 1996. The annual report of the Company for the fiscal year ended April 30, 1996, including audited financial statements, is included with this Proxy Statement.


                                 VOTING RIGHTS

     On July 22, 1996, there were outstanding and entitled to vote
3,920,993 shares of common stock. Shareholders are entitled to one vote, exercisable in person or by proxy, for each share of common stock held on the record date of July 22, 1996. The holders of a majority of the outstanding shares of common stock entitled to vote at the meeting constitute a quorum.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of May 31, 1996, the number of shares of common stock beneficially owned by each shareholder known by the Company to own beneficially more than 5% of the outstanding common stock, each director of the Company, each nominee for director, each executive officer named in the Summary Compensation Table below, and by all directors and executive officers of the Company as a group. Except as otherwise indicated, all shares are owned directly.

                NAME AND ADDRESS
               OF BENEFICIAL OWNER                     NUMBER      PERCENT
               -------------------                     ------      -------
Kenneth W. Kousky................................     499,764 (1)     12.7
     10845 Olive Boulevard
     Suite 250
     St. Louis, MO 63141
Raymond J. Kalinowski............................       2,000 (2)       *
     10401 Clayton Road
     St. Louis, MO 63131
Robert E. Keith..................................     680,102 (3)     17.3
     800 The Safeguard Building
     435 Devon Park Drive
     Wayne, PA 19087
David W. Kemper..................................      79,000 (4)      2.0
     8000 Forsyth
     St. Louis, MO 63105
Robert E. Lefton, Ph.D...........................         500 (5)       *
     8112 Maryland Avenue
     St. Louis, MO 63105
Walter N. Torous.................................       1,000 (5)       *
     Anderson School of Graduate Management
     University of California, Los Angeles
     Los Angeles, CA 90024
Douglas A. Wilmsmeyer............................      35,001 (6)       *
     10845 Olive Boulevard, Suite 250
     St. Louis, MO 63141
John A. Kirkham..................................      55,000 (7)      1.4
     Thames Link House
     1 Church Road, Richmond
     Surrey TW92QR England
Radnor Venture Partners, L.P.....................     678,101         17.3
     800 The Safeguard Building
     435 Devon Park
     Wayne, PA 19087
Ryback Management Corporation....................     240,000 (8)      6.1
     7711 Carondelet Avenue, Box 16900
     St. Louis, MO 63105



Wellington Management Company....................     250,500 (9)      6.4
     75 State Street
     Boston, MA 02109
Wellington Trust Company, National Association...     228,000 (10)     5.8
     75 State Street
     Boston, MA 02109
Dr. Charles J. Kousky............................     359,708          9.2
     14 Center Woods
     Saginaw, MI 48603
Laura Friedman...................................     270,061 (11)     6.9
     35 North Central Avenue
     Clayton, MO 63105
All directors and executive officers as a group
(12 individuals).................................     367,567 (12)    34.6%

*    Less than 1%
- - ------------

(1) Includes options to purchase 1,500 shares of common stock, and 10,000 shares held in charitable foundation over which Mr. Kousky exercises voting and dispositive control.

(2)  Includes options to purchase 1,000 shares of common stock.

(3) Includes 678,101 shares owned by Radnor Venture Partners, L.P., of which Mr. Keith is a managing director. Mr. Keith disclaims any beneficial interest in such shares.

(4) Includes 8,000 shares held in a trust of which Mr. Kemper is a co-trustee, 70,000 shares owned by Commerce Bancshares, Inc., of which Mr. Kemper is Chairman and Chief Executive Officer, and options to purchase 1,000 shares of common stock.

(5)  Represents option to purchase shares of common stock.

(6) Includes 7,500 shares held by family members as to which he disclaims beneficial ownership and options to purchase 13,500 shares of common stock.

(7)  Includes options to purchase 500 shares of common stock.

(8)  Based on information as of December 31, 1995, furnished to the Company in a
     Schedule 13G dated January 25, 1996, jointly filed with Lindner Fund, Inc.

(9)  Based on information as of December 31, 1995, furnished to the Company in a
     Schedule 13G dated February 9, 1996. Includes 228,000 shares as to which reporting person holds shared voting power, and 250,500 shares as to which reporting person holds shared dispositive power.

(10) Based on information as of December 31, 1995, furnished to the Company in a
     Schedule 13G dated January 22, 1996. Consists of 228,000 shares as to which reporting person holds shared voting and dispositive powers.

(11) Based on information as of July 26, 1996, furnished to the Company in a
     Schedule 13D dated July 30, 1996.

(12) Includes options to purchase an aggregate of 31,000 shares of common stock.


     Prior to its initial public offering of stock in August, 1994, control of the Company was closely held by its directors, executive officers and other senior management. The shares of common stock are traded on the Nasdaq Stock Market. The last sale price on July 22, 1996, as reported by Nasdaq, was $4.75.

                             ELECTION OF DIRECTORS

     Two directors are to be elected at the meeting to hold office until the annual meeting in 1999 and until their successors are qualified. The nominees recommended by the Board of Directors are Raymond J. Kalinowski and Douglas A. Wilmsmeyer. Should the nominees become unable to serve or otherwise be unavailable for election, it is intended that persons named in the Proxy will vote for the election of such persons as the Board of Directors may recommend in place of such nominees. The Board of Directors knows of no reason why the nominees might be unable to serve or otherwise be unavailable for election.

NOMINEES FOR ELECTION

     Raymond J. Kalinowski has served as a director of the Company since November 1994. He was Vice Chairman of A.G. Edwards & Sons, Incorporated for forty years. Since 1990, he has been an independent consultant. Mr. Kalinowski serves as trustee of a number of mutual funds affiliated with the Centennial, Panorama and Oppenheimer Group Funds.

     Douglas A. Wilmsmeyer has served as a director of the Company since 1991, and as secretary since that date. He has been the Company's Vice President-New Business since May of 1996. Mr. Wilmsmeyer joined the Company at the time of its formation in 1988 and served as Vice President-Marketing from 1991 to November 1993, as Vice President-Network Services from 1988 to 1991, and as Vice President-Publishing from November 1993 until May of 1996.

DIRECTORS SERVING UNTIL THE ANNUAL MEETING OF SHAREHOLDERS IN 1997

     Kenneth W. Kousky is a founder of the Company and has served as Chairman of the Board of Directors since 1988. In 1991, he became the Company's President and Chief Executive Officer. Between 1988 and 1990, Mr. Kousky headed Washington University Center for Communications and Network Management and its graduate program in telecommunications.

     David W. Kemper has served as a director of the Company since November 1994. He is chief executive officer of Commerce Bancshares, Inc. and Commerce Bank of St. Louis. He has held this position since July 1978. Mr. Kemper serves as a director of Seafield Capital Corporation, Tower Properties Company and Ralcorp Holdings, Inc.

     Walter N. Torous has served as a director of the Company since May 1994. He has been a professor of finance at the Anderson Graduate School of Management of the University of California, Los Angeles since 1985.

DIRECTORS SERVING UNTIL THE ANNUAL MEETING OF SHAREHOLDERS IN 1998

     Robert E. Keith, Jr. has served as a director of the Company since April 1993. He has been the President-Fund Manager for Safeguard Scientifics, Inc. since November 1993, chief operating officer of Technology Leaders, a venture capital fund since 1992, and managing director of Radnor Venture Partners, L.P. since 1989. He also serves as chief operating officer at Technology Leaders II, a $125,000,000 venture capital fund, beginning in 1994. Mr. Keith is a director of Gandalf Technologies, Inc., Cambridge Technology Partners (Massachusetts), Inc. and Information Systems Acquisition Corporation.

     Robert E. Lefton has served as a director of the Company since September 1996. He has been president and chief executive officer of Psychological Associates, Inc., a management and organizational consulting firm, since 1958. He serves as a director of Stifel Financial Corp., Allied Health Care Products and Greenfield Industries.

ADDITIONAL INFORMATION

     The Board of Directors of the Company had a total of eight meetings during the fiscal year ended April 30, 1996. Each of the directors attended at least 75% of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which they served.

     The Audit Committee currently consists of three members, Raymond Kalinowski, Robert Keith and David Kemper. The Audit Committee reviews the preparation of the Company's accounts and considers the engagement of independent public accountants for the ensuing year and the terms of such engagement. In addition, the Audit Committee reviews the scope of the audit proposed by such accountants and receives and reviews the audit reports. The Audit Committee met four times during the fiscal year ended April 30, 1996.

     The Compensation Committee makes recommendations to the Board of Directors regarding the compensation structure of the Company as applied to executive personnel. Current members of the Compensation Committee are Robert Keith, Robert Lefton and Walter Torous. That committee met twice during fiscal, 1996.

                        DIRECTORS AND EXECUTIVE OFFICERS

          The following table sets forth certain information with respect to the Company's directors and executive officers and the nominees for director:


- - --------------------------------------------------------------------------------
         Name            Age              Position
- - --------------------------------------------------------------------------------
Kenneth W. Kousky         42  Chairman of the Board, President
                              and Chief Executive Officer
- - --------------------------------------------------------------------------------
Raymond J. Kalinowski     67  Director
- - --------------------------------------------------------------------------------
Robert E. Keith, Jr.      54  Director
- - --------------------------------------------------------------------------------
David W. Kemper           45  Director
- - --------------------------------------------------------------------------------
Robert E. Lefton          64  Director
- - --------------------------------------------------------------------------------
Walter N. Torous          44  Director
- - --------------------------------------------------------------------------------
Douglas A. Wilmsmeyer     36  Director, Secretary and Vice President-New
                              Business
- - --------------------------------------------------------------------------------
Richard C. Baun           51  Executive Vice President-Sales and Field
                              Operations
- - --------------------------------------------------------------------------------
J. Michael Bowles         52  Chief Financial Officer
- - --------------------------------------------------------------------------------
Jan G. Fitzgerald         45  Vice President-Marketing
- - --------------------------------------------------------------------------------
David C. Forman           51  Executive Vice President-Training and Development
- - --------------------------------------------------------------------------------
John A. Kirkham           52  Executive Vice President-International Operations
- - --------------------------------------------------------------------------------

     Richard C. Baun joined the Company as Vice President-Sales and Field Operations in November 1994. Prior to that time, Mr. Baun was Vice President of Sales of TSI International in Wilton, Connecticut from 1990 to 1993, and Vice President of Sales of National Education Training Group ("NETG"), a subsidiary of National Education Corporation, from 1993 to 1996.

     J. Michael Bowles joined the Company as Chief Financial Officer in August 1995. Prior to that time, he was associated with Unibased Systems Architecture, Inc. in St. Louis, Missouri where he was Chief Financial Officer from 1994 to 1995 and Director of Professional Services from 1992 to 1994. Prior to that, Mr. Bowles was the Vice President of Operations of Physicians Total Care, Inc. in Tulsa, Oklahoma.

     Jan G. Fitzgerald joined the Company in October 1993 as a sales consultant. In January of 1994, she became a contract specialist until December of 1994, when she became director of contracts. Beginning in April of 1995, she acted as director of marketing until she became Vice President-Marketing in June of 1996. Prior to joining the Company, she served as co-ordinator of Health St. Louis 2000 in 1993 and Director of Professional Services for Hospital Association of Metropolitan St. Louis from 1992 to 1993.

     David C. Forman joined the Company as Executive Vice President-Training and Development in July 1995. Prior to that time, he served as Senior Vice President of NETG-Spectrum in Bedford, Massachusetts from 1991 to 1995.

     John A. Kirkham has served as the Executive Vice President-International Operations for the Company since August 1994. Prior to that time, he served as the vice president of international operations for NETG in London, from 1987 through 1994.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In August of 1995, the Company entered into a $1,500,000 line of credit agreement with Commerce Bank-St. Louis (the "Bank"). On January 10, 1996, the Company and the Bank amended the loan agreement to add a $600,000 term note. The borrowings bear interest at the prime rate, and are collateralized by accounts receivable and property and equipment of the Company. David Kemper, a member of the Company's Board of Directors, is the president of the bank and its parent holding company.


           COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of a registered class of securities to file with the SEC the initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater-than 10% shareholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, its officers, directors and greater-than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them during the fiscal year ended April 30, 1996, except that the following persons made late filings of their Form 3, Initial Statement of Beneficial Ownership of
Securities: Richard Baun and Jan Fitzgerald.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning the annual compensation during each of the past three fiscal years for services in all capacities to the Company of the chief executive officer and each other executive officer of the Company whose annual compensation exceeded $100,000:

                                  SUMMARY COMPENSATION TABLE



                                                                    Long-Term
                                     Annual Compensation           Compensation
                                                                      Awards


 ------------------------------------------------------------------------------------------------------------
         (a)            (b)      (c)        (d)          (e)                (g)               (i)
      Name and                                       Other Annual       Securities         All Other
Principal Position     Year   Salary ($)   Bonus    Compensation        Underlying       Compensation
                                                         ($)         Options/SARs(#)          ($)

- - ------------------------------------------------------------------------------------------------------------
Kenneth W.             1996     177,173       --              --                  500              --
Kousky, President      1995     184,327       --              --                1,000              --
and CEO                1994     149,677       --              --                   --           1,988(1)



John A. Kirkham,       1996     156,760   31,196          14,038(2)               500              --
Executive Vice         1995     156,290       --          14,066(2)             1,000              --
President-             1994          --       --              --                   --              --
International
Operations


- - ------------------------------------------------------------------------------------------------------------

(1)  Company matching contributions under the Company's 401(k) Savings Plan.
(2)  Car allowance.

OPTION GRANTS

     The following table sets forth details regarding stock options granted to the Named Executive Officers during the fiscal year ended April 30, 1996.

                       OPTIONS/SAR GRANTS IN FISCAL 1996

- - -------------------------------------------------------------------------------------------------------
        (a)                   (b)                   (c)                  (d)               (e)
                                              Percent of Total
                     Number of Securities   Options Granted to
                      Underlying Options       Employees in       Exercise or Base
       Name              Granted (#)            Fiscal Year       Price ($/Share)    Expiration Date
- - -------------------------------------------------------------------------------------------------------


Kenneth W. Kousky             500                  .2%                 $5.63             12/21/05

John A. Kirkham               500                  .2%                 $5.63             12/21/05

Totals for:
Named Executives             1000                  .4%                 $5.63             12/21/05
- - ----------------------------------------------------------------------------------------------------

The options were exercisable beginning December 22, 1995.

No options were exercised by any of the Named Executive Officers during the fiscal year ended April 30, 1996.

               AGGREGATED OPTION/SAR EXERCISES IN FISCAL 1996 AND
                       FISCAL YEAR-END OPTION/SAR VALUES

- - -------------------------------------------------------------------------------------------------------
        (a)               (b)           (c)               (d)                    (e)





                                                 Number of Securities
                                                      Underlying        Value of Unexercised
                                                     Unexercised            In-the-Money
                                                    Option/SARs at        Options/SARs at
                         Shares        Value      Fiscal Year-End(#)     Fiscal Year-End($)
                      Acquired or    Realized        Exercisable/           Exercisable/
       Name          Exercised(#)       ($)          Unexercisable          Unexercisable
- - -------------------------------------------------------------------------------------------------------

Kenneth W. Kousky          0            0               1500/0                  0/0*
- - -------------------------------------------------------------------------------------------------------
John A. Kirkham            0            0                500/0                  0/0*
- - -------------------------------------------------------------------------------------------------------

* The exercise price was higher than the last sale price of the common stock at fiscal year-end and thus none of these options were "in-the-money" as of that date.

DIRECTOR COMPENSATION

     Each director of the Company who is not an employee receives an annual fee of $10,000 for serving on the Board. All directors receive reimbursement of out-of-pocket expenses incurred to attend board meetings. Outside directors also are eligible for annual option grants pursuant to the Outside Directors Stock Option Plan.

     Pursuant to that Plan, the Company may grant non-qualified options with respect to an aggregate of up to 40,000 shares of common stock to outside directors. Outside directors are members of the Board who are not employees or holders of 10% or more of any class of the Company's stock, or employees or equity holders of any 10% shareholder.

     Each outside director then serving is automatically granted, immediately following each annual meeting of shareholders throughout the term of the Director Plan, an option to purchase 500 shares of common stock. Each option is exercisable in whole or in part with respect to all of the shares covered by the option six months after the grant date. Each option terminates upon the tenth anniversary of the grant date of such option. The exercise price for shares subject to options is the fair market value of the common stock on the date the option is granted.

EMPLOYMENT AGREEMENTS

     The Company has entered into an Employment Agreement with Mr. Kousky. The agreement has an initial term ending April 30, 1999, with annual renewals thereafter unless the agreement is terminated by the Company or Mr. Kousky. Adjustments in Mr. Kousky's base compensation and his bonuses for years after fiscal 1995 are determined by the Compensation Committee. If the Company terminates his employment without cause, Mr. Kousky is entitled to receive the greater of either his aggregate base salary for the 24-month period following his termination or an amount equal to 250% of his base salary for the fiscal year of termination. If the Company terminates Mr. Kousky's employment as a result of a "change in control" of the Company, Mr. Kousky is entitled to a lump sum cash payment equal to 275% of his base salary for the fiscal year of termination.

     The Company has also entered into an Employment Agreement with Mr. John A. Kirkham, the Company's Executive Vice President-International Operations. Mr. Kirkham's employment may be terminated only upon twelve months' notice. Mr. Kirkham receives a monthly car allowance of (Pounds)750 and such bonuses as the Compensation Committee may determine. Upon termination of his employment, Mr. Kirkham will receive twelve months of compensation, and if the termination results from a change in control (as defined in the agreement) he also receives an amount equal to his highest annual bonus in the prior three years multiplied by his years of employment. The parties have agreed to amend the agreement to provide that if the Company terminates his employment without cause, Mr. Kirkham will be entitled to receive 250% of his base salary in the year of termination (or 275% of base salary if the termination occurs after a change in control of the Company).

RESTRICTED STOCK PLAN

     At the time of its formation, the Company adopted a Restricted Stock Plan under which the Company reserved shares of common stock for awards to employees. The Company has not awarded any shares under that plan since November 1991, and in April 1994, the Board of Directors terminated the authority of the Company to make any further awards under the plan.

STOCK OPTION PLANS

     In 1993, the Company's shareholders adopted a stock option plan for employees. As amended in 1994, nonqualified options to purchase up to 390,000 shares may be granted under the plan (the "1993 Plan"). Options for 193,499 shares have been issued and remain outstanding under the 1993 Plan. The 1993 Plan will expire on, and no options may be granted after, the tenth anniversary of the initial adoption of the 1993 Plan.

     The Board of Directors of the Company adopted the Company's 1995 Stock Option Plan (the "1995 Plan"), and shareholders approved the 1995 Plan at their 1995 Annual Meeting. The purpose of the 1995 Plan is to offer employees and consultants who are in a position to contribute materially to the Company's prosperity incentives and reward in recognition of their contribution to the Company's progress, and to encourage them to continue to promote the best interests of the Company. The 1995 Plan will also aid the Company in competing with other enterprises for the services of new key personnel.

     Pursuant to the 1995 Plan, the Company may grant options with respect to an aggregate of up to 200,000 shares of common stock. The maximum number of shares for which options may be granted to a single optionee under the 1995 Plan is 25,000. Options granted pursuant to the 1995 Plan may be either incentive stock options or non-qualified stock options. Options for 160,250 shares have been issued and remain outstanding under the 1995 Plan.


                                   AUDITORS

     Deloitte & Touche, LLP, independent certified public accountants audited the Company's financial statements for the fiscal years 1994, 1995 and 1996. The Board of Directors has not yet selected an accounting firm for the current fiscal year, ending April 30, 1997. It is expected that a representative of Deloitte & Touche will be present at the Annual Meeting with the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.


                               VOTING PROCEDURES

     A list of the Company's shareholders as of the record date for the meeting will be available for examination by any shareholder, for purposes germane to the meeting, during ordinary business hours, for ten days prior to the date of the meeting at the offices of the Company.

     All shares represented by the accompanying proxy given prior to the meeting will be voted in the manner specified therein. Proxy cards returned without specification will be voted in accordance with the recommendation of the Board of Directors. The shares of shareholders who have properly withheld authority to vote for the nominee proposed by the Board of Directors (including broker non-votes) will not be counted toward achieving a majority. As to any matters which may come before the meeting other than those specified above, the proxy holders will be entitled to exercise discretionary authority. A majority of the shares of the outstanding common stock present in person or represented by proxy will constitute a quorum at the Annual Meeting.

     Each shareholder has one vote for each share of stock entitled to vote under the provisions of the Articles of Incorporation which is registered in his name on the books of the Company. In all elections of directors or a class of directors of the Company, each share of stock entitled to vote shall be entitled to one vote as to each director to be elected by the holders thereof and no shareholder shall have the right to cumulate his votes for the election of any director. All elections for directors and all other matters shall be determined by a majority of the votes cast, except as law or the Articles of Incorporation may require a greater vote. Any shareholder who is in attendance at a meeting of the shareholders either in person or by proxy, but who abstains from voting on any matter, shall not be deemed present or represented at such meeting for purposes of elections for director or any other matter with respect to such vote, but shall be deemed present or represented for all other purposes.

     No persons shall be permitted to vote any shares belonging to or pledged to the Company.

     Shares standing in the names of two or more persons shall be voted or represented in accordance with the vote or consent of a majority of the persons in whose names the shares are registered. If only one such person is present in person or by proxy, he or she may vote all of the shares, and all of the shares standing in the names of such persons shall be deemed represented for purposes of determining a quorum. The foregoing provisions shall also apply to shares held by two or more personal representatives, trustees, or other fiduciaries unless the instrument or order appointing them otherwise directs. With respect to broker non-votes, the shares are not considered present at the meeting for the particular matter as to which the broker withheld its vote. Consequently, broker non-votes are not counted in respect to the matter, but they do have the practical effect of reducing the number of affirmative votes required to achieve a majority by reducing the total number of shares from which the majority is calculated.


                           PROPOSALS OF SHAREHOLDERS

     Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by the Company no later than April 2, 1997, to be considered for inclusion in the Company's Proxy Statement relating to that meeting. Any such proposal must be made in accordance with applicable laws and the rules of the Securities and Exchange Commission. Such proposals should be addressed to Secretary, Wave Technologies International, Inc., 10845 Olive Boulevard, Suite 250, St. Louis, Missouri 63141.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR FISCAL 1996 IS ENCLOSED. COPIES OF EXHIBITS TO THAT ANNUAL REPORT WILL BE FURNISHED TO STOCKHOLDERS WITHOUT CHARGE, UPON REQUEST DIRECTED TO THE SECRETARY OF THE COMPANY, 10845 OLIVE BOULEVARD, SUITE 250, ST. LOUIS, MISSOURI 63141.

[LOGO OF WAVE TECHNOLOGIES INTERNATIONAL]
                                                                  August 2, 1996



Dear Shareholder:

     The annual meeting of shareholders of Wave Technologies International, Inc. will be held at the St. Louis Club (Lewis & Clark Room, 16th Floor), located at 7701 Forsyth Boulevard, St. Louis, Missouri 63105 on Wednesday, September 4, 1996 at 10:00 a.m. At the meeting, shareholders will elect two directors.

     It is important that your shares are represented at this meeting. Whether or not you plan to attend the meeting, please review the enclosed proxy materials, complete the attached proxy form below, and return it promptly in the envelope provided.



                 PLEASE DETACH PROXY HERE, SIGN, DATE AND MAIL

PROXY                WAVE TECHNOLOGIES INTERNATIONAL, INC.
                       Annual Meeting September 4, 1996

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION

The undersigned shareholder of Wave Technologies International, Inc., a Missouri corporation, appoints WILLIAM H. PATTERSON, J. MICHAEL BOWLES and STEVEN R. RYGELSKI, or any of them, with full power to act alone, the true and lawful attorneys-in-fact of the undersigned, with full power of substitution and revocation, to vote all shares of stock of said Corporation which the undersigned is entitled to vote at the annual meeting of its shareholders to be held at the St. Louis Club, St. Louis, Missouri on September 4, 1996, at 10:00 a.m., and at any adjournment thereof, with all powers the undersigned would possess if personally present as follows:


                           Dated                                          ,1996
                                ------------------------------------------

                           ----------------------------------------------------

                           ----------------------------------------------------
                           PLEASE SIGN NAME OR NAMES AS APPEARING ON THIS PROXY

         (DETACH PROXY FORM HERE, SIGN AND MAIL IN ENVELOPE PROVIDED)

     1.     ELECTION OF DIRECTORS:

            [_] FOR all nominees listed below   [_] WITHOLD AUTHORITY to vote
                (except as marked to the            for all nominees listed
                 contrary below)                    below.

                Raymond J. Kalinowski and Douglas A. Wilmsmeyer

 INSTRUCTION: To withhold authority to vote for any individual nominee, strike out the nominee's name above.


     2.  On any other matter that may be submitted to a vote of shareholders.


IF NO INSTRUCTION TO THE CONTRARY IS INDICATED, THIS PROXY WILL BE VOTED "FOR"
ITEM 1. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.